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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2020

MANPOWERGROUP INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Manpower Place
Milwaukee, Wisconsin	53212
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (414) 961-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	MAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

At our 2020 Annual Meeting, our shareholders voted on proposals to: (1) elect eleven individuals nominated by the Board of Directors of the Company to serve until 2021; (2) ratify the appointment of Deloitte & Touche LLP as our independent auditors for 2020; (3) provide an advisory vote on the compensation of our named executive officers; and (4) approve the amendment and restatement of the 2011 Equity Incentive Plan of ManpowerGroup Inc.  The final voting results on these proposals are as follows:

				Broker
	For	Against	Abstain	Non-Votes
1. a) Election of Gina R. Boswell	46,244,066	2,186,812	28,749	1,806,716

b) Election of Cari M. Dominguez	47,171,130	1,258,831	29,666	1,806,716

c) Election of William Downe	48,152,618	275,549	31,461	1,806,716

d) Election of John F. Ferraro	48,286,807	141,381	31,440	1,806,716

e) Election of Patricia Hemingway Hall	47,585,875	843,439	30,313	1,806,716

f) Election of Julie M. Howard	48,137,320	293,628	28,680	1,806,716

g) Election of Ulice Payne, Jr.	47,216,762	1,211,290	31,575	1,806,716

h) Election of Jonas Prising	44,546,225	3,304,291	609,111	1,806,716

i) Election of Paul Read	48,018,620	409,763	31,244	1,806,716

j) Election of Elizabeth P. Sartain	47,694,397	736,856	28,374	1,806,716

k) Election of Michael J. Van Handel	47,915,648	513,118	30,861	1,806,716

2. Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2020	49,447,511	794,967	23,865	0

3. Advisory vote on the compensation of our named executive officers	44,119,180	4,293,614	46,833	1,806,716

4. Approve the amendment and restatement of the 2011 Equity Incentive Plan of ManpowerGroup Inc.	27,282,239	21,129,922	47,467	1,806,716

Item 8.01    Other Events

On May 8, 2020 our Board of Directors declared a semi-annual dividend of $1.09 per share. The dividend will be paid on June 15, 2020 to shareholders of record as of the close of business on June 1, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANPOWERGROUP INC.

Dated: May 8, 2020	By:	/s/ Richard Buchband
	Name:	Richard Buchband
	Title:	Senior Vice President, General Counsel and Secretary